EXHIBIT 99.15



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LTV :                                           Fixed $               2/28 $                3/27 $        5/25 $               Other
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Below 70                                 $37,167,808.40       $24,896,985.33        $42,466,522.24         $0.00       $1,385,616.42
70.01 to 75                              $12,123,671.88       $14,611,977.68        $22,801,579.87         $0.00         $106,819.71
75.01 to 80                              $35,934,695.86       $57,379,250.12       $109,033,921.40         $0.00         $427,238.32
80.01 to 85                              $15,812,632.46       $22,832,495.80        $41,761,553.84         $0.00          $90,419.85
85.01 to 90                              $17,174,461.37       $33,118,743.47        $59,438,116.36         $0.00         $505,034.88
90.01 to 95                               $3,174,192.88       $18,334,677.43        $27,135,141.99         $0.00               $0.00
95.01 to 100                             $11,597,014.94       $37,733,409.60        $54,070,604.28         $0.00         $151,879.64
100.01 plus
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FICO
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below 549                                 $8,772,617.07       $22,395,501.01        $43,603,929.55         $0.00       $1,291,686.31
550 to 574                               $11,637,419.26       $23,140,670.36        $55,296,109.29         $0.00         $623,407.25
575 to 599                               $20,232,666.63       $47,704,368.82        $82,006,849.19         $0.00               $0.00
600 to 624                               $24,387,618.92       $59,442,972.55        $85,878,668.27         $0.00         $246,300.25
625 to 649                               $23,733,115.01       $33,815,725.29        $54,302,721.37         $0.00               $0.00
650 to 674                               $19,457,090.34       $10,824,692.74        $17,842,595.71         $0.00         $300,000.00
675 to 699                               $12,065,188.00        $5,902,619.46         $8,870,040.09         $0.00         $203,966.19
700 plus                                 $12,698,762.56        $5,680,989.20         $8,906,526.57         $0.00           $1,648.82
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Property Type:
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Single-Family Detached                  $107,150,701.30      $153,633,353.60       $268,387,473.40         $0.00       $2,484,204.47
PUD                                      $16,801,254.48       $34,967,096.76        $60,342,922.92         $0.00               $0.00
Condo                                     $5,706,946.73       $16,990,482.70        $19,108,835.01         $0.00         $182,804.35
2+ Family Det.                            $3,174,289.77        $2,362,747.51         $8,365,154.83         $0.00               $0.00
Manufactured House                          $151,285.47          $953,858.86           $503,053.83         $0.00               $0.00
Other
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Purpose:
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Purchase                                 $18,504,053.44       $98,285,888.48       $151,083,764.70         $0.00         $444,616.86
Refinance rate/term                       $7,272,672.38        $4,540,583.40        $12,451,160.69         $0.00               $0.00
Cash Out Refi (COF) Below  70 LTV        $35,824,244.84       $22,957,965.09        $38,669,705.06         $0.00       $1,385,616.42
COF with  LTV  70.01 to 75               $11,154,827.12       $12,819,860.55        $19,682,764.71         $0.00         $106,819.71
COF with  LTV  75.01 to 80               $29,530,119.31       $28,518,097.38        $52,238,728.79         $0.00         $223,272.13
COF with  LTV  80.01 to 85               $13,823,793.50       $14,558,430.80        $32,962,511.49         $0.00           $1,648.82
COF with  LTV  85.01 to 90               $14,683,563.64       $21,588,585.13        $39,354,516.54         $0.00         $505,034.88
COF with  LTV  90.01 to 95                $1,267,619.52        $4,365,229.37         $6,207,947.97         $0.00               $0.00
COF with  LTV  95.01 to 100                 $923,584.04        $1,272,899.23         $4,056,340.02         $0.00               $0.00
COF with   LTV  100.01 plus
Other
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Occupancy Status:
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Owner Occupied                          $132,984,477.70      $208,907,539.40       $356,707,440.00         $0.00       $2,667,008.82
2nd Home
Investment
Other
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Loan Balance
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Below 50,000                                $408,189.02        $1,422,615.20           $528,574.21         $0.00           $1,648.82
50,000.01 to 100,000                     $10,949,263.09       $13,014,894.46        $29,753,216.61         $0.00         $183,191.64
100,000.01 to 150,000                    $23,102,355.37       $28,199,333.09        $76,523,995.03         $0.00         $106,819.71
150,000.01 to 200,000                    $23,487,793.84       $39,568,198.07        $67,306,698.74         $0.00         $500,526.47
200,000.01 to 400,000                    $54,617,772.89      $100,451,440.60       $145,769,969.70         $0.00       $1,874,822.18
400,000.01 to 500,000                    $12,059,967.53       $18,986,162.09        $25,762,356.09         $0.00               $0.00
500,000.01 to 600,000                     $3,729,637.05        $3,840,709.31         $8,187,350.57         $0.00               $0.00
600,000.01 to 1,000,000                   $4,579,499.00        $3,424,186.59         $2,775,279.07         $0.00               $0.00
1,000,000.01 and above
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Loan Term
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>30 Years
30 Years                                $128,981,204.00      $208,907,539.40       $356,707,440.00         $0.00       $2,667,008.82
20 Years                                     $55,853.07                $0.00                 $0.00         $0.00               $0.00
15 Years                                  $3,947,420.72                $0.00                 $0.00         $0.00               $0.00
Other
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Documentation Type
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Full Documentation                      $108,937,815.50      $176,597,029.60       $319,358,815.60         $0.00       $2,420,122.46
Limited Documentation                       $102,913.46                $0.00                 $0.00         $0.00               $0.00
Stated Docs with LTV below 70             $9,183,694.58        $6,588,438.60         $8,321,366.36         $0.00         $245,237.54
Stated Docs with LTV  70.01 to 75         $3,831,608.41        $3,028,236.78         $4,555,662.53         $0.00               $0.00
Stated Docs with LTV   75.01 to 80        $7,831,228.16       $10,755,745.15        $14,005,108.05         $0.00               $0.00
Stated Docs with LTV   80.01 to 85        $1,785,877.33        $5,616,640.68         $3,757,098.22         $0.00           $1,648.82
Stated Docs with LTV   85.01 to 90          $878,193.88        $5,150,559.53         $6,160,003.58         $0.00               $0.00
Stated Docs with LTV   90.01 to 95          $302,219.85        $1,170,889.04                 $0.00         $0.00               $0.00
Stated Docs with LTV   95.01 to 100         $130,926.56                $0.00           $549,385.65         $0.00               $0.00
Stated Docs with LTV above 100.01
Other
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Lien Status
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1st Lien                                $132,984,477.70      $208,907,539.40       $356,707,440.00         $0.00       $2,667,008.82
Second Liens with LTV below  85
Second Liens with LTV  85.01 to 90
Second Liens with LTV  90.01 to 95
Second Liens with LTV  95.01 to 100
Second Liens with LTV  above 100.01
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Interest Only
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Dollar of Mortgage Type                  $15,299,312.40      $107,226,450.10       $130,890,143.10         $0.00               $0.00
Ave. FICO                                        655.33               606.63                606.55             0                   0
Ave. LTV                                         79.59%               85.78%                84.47%             0                   0
% Stated Docs                                     1.21%                6.24%                 4.11%             0                   0
% Full Docs                                       4.82%               36.08%                47.54%             0                   0
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MH Stratification:
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Total Balance                           $1,608,198.16
% Pool Balance                                  0.23%
Ave. FICO                                      595.25
Ave. LTV                                       70.30%
% Full Docs                                    84.16%
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Silent Seconds Stratification:
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Total Balance                          $95,599,889.70
% Pool Balance                                 13.63%
Ave. FICO                                      618.81
Ave. LTV                                       79.64%
% Full Docs                                    86.48%
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Second Lien Stratification:
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Total Balance
% Pool Balance
Ave. FICO
Ave. LTV
% Full Docs
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LTV Above 90 Stratification:
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Total Balance                         $152,196,920.76
% Pool Balance                                 21.70%
Ave. FICO                                      619.04
Ave. LTV                                       98.28%
% Full Docs                                    98.59%
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